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Centex 2005-A

FICO &	% Full	% Stated	% Limited
Documentation *	Documentation	Income	Documentation	% Prin Bal	Avg Prin Bal	Original LTV	% IO Loans	% Silent 2nds
<= 500	0.74	0	0	0.74	127,918.46	77.81	0	0
501 - 550	26.84	0	0	26.84	130,988.58	81.33	0	0.32
551 - 600	30.51	1.85	0.2	32.56	142,977.15	81.6	1.71	1.78
601 - 650	22.86	3.81	0.6	27.27	151,412.75	80.3	4.59	2.46
651 - 700	8.35	1.47	0.5	10.31	169,179.31	79.99	1.78	1.7
701 - 750	1.18	0.4	0	1.57	152,272.92	77.71	0.42	0.42
751 - 800	0.48	0.21	0.02	0.71	155,272.58	80.5	0.27	0.37
Total:	90.95	7.73	1.31	100	144,022.51	80.91	8.77	7.06

* - <= 500 bucket includes 6 loans with 0.05% of Principal Balance for which credit score is not available

Original LTV	FICO 451 - 500	FICO 501 - 550	FICO 551 - 600	FICO 601 - 650	FICO 651 - 700	FICO 701 - 750	FICO 751 - 800	FICO 801 - 850	% Prin Bal
10.01 - 20.00	0	0.07	0.03	0.02	0	0	0	0	0.12
20.01 - 30.00	0	0.06	0.07	0.07	0.01	0.02	0	0	0.23
30.01 - 40.00	0	0.18	0.14	0.3	0.12	0.02	0	0	0.76
40.01 - 50.00	0	0.31	0.48	0.41	0.2	0.11	0	0	1.58
50.01 - 60.00	0	0.57	0.72	0.75	0.42	0	0.03	0	2.49
60.01 - 70.00	0.08	2.01	2.57	1.46	0.6	0.05	0.02	0	6.8
70.01 - 80.00	0.19	6.64	9.61	11.83	4.09	0.72	0.4	0	33.51
80.01 - 90.00	0.28	12.7	14.22	9.69	3.83	0.52	0.25	0	41.51
90.01 - 95.00	0.05	4.3	4.74	2.7	0.97	0.12	0.02	0	12.9
95.01 - 100.00	0	0	0	0.04	0.06	0	0	0	0.11
Total:	0.59	26.84	32.56	27.27	10.31	1.57	0.71	0	100

				% Stated	% Limited
Original LTV	WAC	Gross Margin	% Full Documentation	% Stated Income	% Limited Documentation	% IO Loans	% Silent 2nds
10.01 - 20.00	8.653	8.255	0.1	0.02	0	0	0
20.01 - 30.00	7.453	7.034	0.2	0.03	0.01	0	0
30.01 - 40.00	7.391	6.97	0.57	0.16	0.02	0.02	0
40.01 - 50.00	7.159	6.743	1.17	0.28	0.13	0.2	0
50.01 - 60.00	7.193	6.779	1.89	0.45	0.15	0.14	0
60.01 - 70.00	7.2	6.743	5.49	1.19	0.12	0.3	0.05
70.01 - 80.00	7.2	6.764	27.87	4.85	0.79	4.66	4.14
80.01 - 90.00	7.491	7.039	40.66	0.75	0.1	2.69	2.82
90.01 - 95.00	7.346	6.895	12.9	0	0	0.75	0.04
95.01 - 100.00	8.871	8.388	0.11	0	0	0	0
Total:	7.345	6.899	90.95	7.73	1.31	8.77	7.06

Principal Balance	FICO 451 - 500	FICO 501 - 550	FICO 551 - 600	FICO 601 - 650	FICO 651 - 700	FICO 701 - 750	FICO 751 - 800	FICO 801 - 850	% Prin Bal	Original LTV
0.01 - 50,000.00	0.01	0.49	0.37	0.32	0.09	0.03	0.02	0	1.35	64.95
50,000.01 - 100,000.00	0.08	5.98	6.23	4.55	1.37	0.26	0.07	0	18.6	79.6
100,000.01 - 150,000.00	0.17	6.17	6.83	5.78	1.73	0.27	0.17	0	21.12	81.79
150,000.01 - 200,000.00	0.16	5.13	5.57	4.26	1.24	0.17	0.05	0	16.58	81.26
200,000.01 - 250,000.00	0.14	3.28	4.47	3.65	1.6	0.19	0.1	0	13.43	81
250,000.01 - 300,000.00	0	2.1	3.35	2.52	1.14	0.12	0	0	9.23	82.18
300,000.01 - 350,000.00	0.05	1.44	2.15	2.16	1.03	0.14	0.14	0	7.11	80.99
350,000.01 - 400,000.00	0	1.14	1.06	1.38	0.66	0.17	0.16	0	4.63	81.44
400,000.01 - 450,000.00	0	0.56	1.13	0.93	0.61	0.06	0	0	3.3	84.11
450,000.01 - 500,000.00	0	0.36	0.57	0.92	0.49	0.07	0	0	2.41	78.42
500,000.01 - 550,000.00	0	0	0.16	0.23	0	0	0	0	0.39	80.98
550,000.01 - 600,000.00	0	0	0.18	0.25	0.25	0	0	0	0.68	78.86
600,000.01 - 650,000.00	0	0.1	0.37	0.09	0	0.09	0	0	0.65	81.52
650,000.01 - 700,000.00	0	0.1	0	0.1	0.1	0	0	0	0.29	83.53
700,000.01 - 750,000.00	0	0	0.11	0	0	0	0	0	0.11	85.49
800,000.01 - 850,000.00	0	0	0	0.12	0	0	0	0	0.12	85.49
Total:	0.59	26.84	32.56	27.27	10.31	1.57	0.71	0	100	80.91

			% Full	% Stated	% Limited
Principal Balance	WAC	Gross Margin	Documentation	Income	Documentation	% IO Loans	% Silent 2nds
0.01 - 50,000.00	8.69	8.25	1.24	0.1	0	0	0.07
50,000.01 - 100,000.00	8.001	7.56	17.44	1.03	0.14	0.12	1.02
100,000.01 - 150,000.00	7.595	7.144	19.59	1.2	0.33	0.81	1.53
150,000.01 - 200,000.00	7.443	6.99	15.43	0.99	0.16	1.56	1.27
200,000.01 - 250,000.00	7.036	6.583	12.08	1.25	0.1	1.3	0.99
250,000.01 - 300,000.00	6.85	6.405	8.21	0.87	0.15	1.11	0.82
300,000.01 - 350,000.00	6.82	6.368	6	1	0.1	1.07	0.49
350,000.01 - 400,000.00	6.778	6.379	4.03	0.55	0.06	1.17	0.6
400,000.01 - 450,000.00	6.644	6.221	2.8	0.37	0.13	0.75	0.06
450,000.01 - 500,000.00	6.468	6.02	2.05	0.29	0.07	0.79	0.21
500,000.01 - 550,000.00	7.155	6.705	0.31	0.08	0	0	0
550,000.01 - 600,000.00	6.809	6.378	0.59	0	0.08	0	0
600,000.01 - 650,000.00	6.033	5.662	0.65	0	0	0.09	0
650,000.01 - 700,000.00	6.989	6.539	0.29	0	0	0	0
700,000.01 - 750,000.00	7.8	7.35	0.11	0	0	0	0
800,000.01 - 850,000.00	6.25	5.8	0.12	0	0	0	0
Total:	7.345	6.899	90.95	7.73	1.31	8.77	7.06

Prepayment Penalty Term At Origination	FICO 451 - 500	FICO 501 - 550	FICO 551 - 600	FICO 601 - 650	FICO 651 - 700	FICO 701 - 750	FICO 751 - 800	FICO 801 - 850	% Prin Bal	Original LTV
0	0.22	9.25	10.19	9.06	3.74	0.51	0.29	0	33.3	80.3838
12	0	0.72	0.71	0.71	0.52	0.05	0.1	0	2.82	78.9173
24	0.1	3.81	5.48	4.05	1.38	0.29	0.09	0	15.2	82.6839
36	0.06	4.78	5.91	6.39	2.11	0.43	0.1	0	19.78	81.8872
42	0	0.05	0.05	0.16	0.03	0.01	0	0	0.29	81.9579
48	0	0.01	0	0	0	0	0	0	0.01	76.85
60	0.21	8.21	10.22	6.9	2.54	0.3	0.12	0	28.6	80.0875
Total:	0.59	26.84	32.56	27.27	10.31	1.57	0.71	0	100	80.9089

				% Full	% Stated	% Limited
Prepayment Penalty Term At Origination	WAC	Gross Margin	Avg Prin Bal	Documentation	Income	Documentation	% IO Loans	% Silent 2nds
0	7.734	7.271	131,998.92	30.18	2.55	0.57	1.87	3.04
12	7.149	6.699	197,118.67	2.33	0.43	0.06	0.62	0.35
24	7.347	6.901	148,795.96	13.59	1.48	0.13	1.87	1.67
36	7.058	6.624	146,133.50	17.97	1.71	0.1	3.19	1.81
42	7.523	6.865	117,219.62	0.29	0.01	0	0.08	0
48	9.6	9.15	59,917.13	0.01	0	0	0	0
60	7.105	6.676	152,440.08	26.59	1.55	0.45	1.14	0.2
Total:	7.345	6.899	144,022.51	90.95	7.73	1.31	8.77	7.06

Mortgage Rates	FICO 451 - 500	FICO 501 - 550	FICO 551 - 600	FICO 601 - 650	FICO 651 - 700	FICO 701 - 750	FICO 751 - 800	FICO 801 - 850	% Prin Bal	Original LTV
4.501 - 5.000	0	0	0	0.05	0	0	0	0	0.05	73.7
5.001 - 5.500	0	0.03	0.35	0.8	0.77	0.13	0.21	0	2.3	78.98
5.501 - 6.000	0	0.47	4.12	6.58	3.6	0.35	0.29	0	15.4	78.3
6.001 - 6.500	0.07	1.38	3.21	5.19	2.17	0.52	0.06	0	12.61	80.22
6.501 - 7.000	0.02	2.82	6.63	5.47	1.94	0.34	0.07	0	17.36	80.27
7.001 - 7.500	0.05	2.81	4.92	3.7	0.91	0.11	0.03	0	12.53	83.15
7.501 - 8.000	0.07	5.61	6.07	2.91	0.5	0.06	0.04	0	15.27	83.46
8.001 - 8.500	0.08	3.16	2.62	1.09	0.06	0.01	0	0	7.03	82.71
8.501 - 9.000	0.08	4.76	2.21	0.74	0.26	0.02	0.01	0	8.08	81.99
9.001 - 9.500	0.05	2.07	0.94	0.3	0.07	0.04	0	0	3.48	80.3
9.501 - 10.000	0.14	1.94	0.85	0.25	0.02	0.01	0	0	3.23	79.22
10.001 - 10.500	0.02	0.87	0.39	0.09	0.01	0	0	0	1.37	74.36
10.501 - 11.000	0	0.57	0.13	0.04	0.01	0	0	0	0.77	74.67
11.001 - 11.500	0.01	0.24	0.07	0.02	0	0	0	0	0.34	75.67
11.501 - 12.000	0	0.11	0.04	0	0.01	0	0	0	0.16	81.85
12.001 - 12.500	0	0	0	0.02	0	0	0	0	0.02	50.31
Total:	0.59	26.84	32.56	27.27	10.31	1.57	0.71	0	100	80.91

				% Full	% Stated	% Limited
Mortgage Rates	WAC	Gross Margin	Avg Prin Bal	Documentation	Income	Documentation	% IO Loans	% Silent 2nds
4.501 - 5.000	4.93	4.58	181,767.12	0.05	0	0	0.04	0
5.001 - 5.500	5.462	5.015	222,179.16	2.28	0	0.02	0.88	0.47
5.501 - 6.000	5.841	5.406	197,549.80	14.14	0.97	0.29	2.42	0.79
6.001 - 6.500	6.322	5.882	175,354.45	10.92	1.43	0.26	2.35	1.89
6.501 - 7.000	6.828	6.395	158,549.38	14.9	2.17	0.29	2.06	1.43
7.001 - 7.500	7.323	6.865	152,667.75	11.09	1.31	0.13	0.61	1.3
7.501 - 8.000	7.826	7.366	133,490.51	14.17	0.99	0.12	0.38	0.81
8.001 - 8.500	8.306	7.842	116,742.31	6.6	0.39	0.04	0.03	0.13
8.501 - 9.000	8.818	8.364	116,231.65	7.73	0.22	0.13	0	0.14
9.001 - 9.500	9.305	8.875	105,386.94	3.37	0.1	0.02	0	0.08
9.501 - 10.000	9.805	9.366	99,324.21	3.1	0.12	0.01	0	0
10.001 - 10.500	10.322	9.893	89,280.86	1.34	0.04	0	0	0.02
10.501 - 11.000	10.822	10.41	74,328.73	0.76	0.01	0	0	0
11.001 - 11.500	11.301	10.923	74,380.98	0.33	0.01	0	0	0
11.501 - 12.000	11.784	11.369	72,794.36	0.16	0	0	0	0
12.001 - 12.500	12.25	11.8	159,912.94	0.02	0	0	0	0
Total:	7.345	6.899	144,022.51	90.95	7.73	1.31	8.77	7.06

Mortgage Rate	LTV 1 - 10	LTV 11 - 20	LTV 21 - 30	LTV 31 - 40	LTV 41 - 50	LTV 51 - 60	LTV 61 - 70	LTV 71 - 80	LTV 81 - 90	LTV 91 - 95	LTV 96 - 100
4.501 - 5.000	0	0	0	0	0	0	0	0.05	0	0	0
5.001 - 5.500	0	0	0.02	0	0.11	0	0.22	1.16	0.53	0.25	0
5.501 - 6.000	0	0	0.05	0.12	0.25	0.75	1.51	6.17	5.16	1.4	0
6.001 - 6.500	0	0.02	0.03	0.1	0.26	0.34	0.79	5.04	4.44	1.58	0
6.501 - 7.000	0	0	0.02	0.19	0.42	0.44	1.2	6.25	6.68	2.17	0
7.001 - 7.500	0	0	0.02	0.09	0.08	0.16	0.76	3.72	5.4	2.29	0
7.501 - 8.000	0	0.02	0.01	0.06	0.1	0.21	0.77	3.99	7.46	2.64	0.02
8.001 - 8.500	0	0.01	0.01	0.05	0.08	0.09	0.48	1.62	3.95	0.74	0
8.501 - 9.000	0	0.01	0	0.04	0.09	0.27	0.37	2.13	3.96	1.17	0.03
9.001 - 9.500	0	0.04	0.02	0	0.07	0.02	0.23	1.02	1.69	0.35	0.05
9.501 - 10.000	0	0.01	0.01	0.06	0.05	0.06	0.2	1.19	1.45	0.18	0.01
10.001 - 10.500	0	0.01	0.02	0.01	0.08	0.07	0.15	0.61	0.41	0.03	0
10.501 - 11.000	0	0	0.01	0.02	0.01	0.05	0.1	0.27	0.24	0.07	0
11.001 - 11.500	0	0	0	0.02	0	0.02	0.01	0.22	0.07	0	0
11.501 - 12.000	0	0	0	0	0	0	0	0.07	0.06	0.03	0
12.001 - 12.500	0	0	0	0	0	0.02	0	0	0	0	0
Total:	0	0.12	0.23	0.76	1.58	2.49	6.8	33.51	41.51	12.9	0.11

					% Full	% Stated	% Limited
Mortgage Rate	% Prin Bal	WA FICO	Gross Margin	Avg Prin Bal	Documentation	Income	Documentation	% IO Loans	% Silent 2nds
4.501 - 5.000	0.05	621	4.58	181,767.12	0.05	0	0	0.04	0
5.001 - 5.500	2.3	652	5.015	222,179.16	2.28	0	0.02	0.88	0.47
5.501 - 6.000	15.4	626	5.406	197,549.80	14.14	0.97	0.29	2.42	0.79
6.001 - 6.500	12.61	615	5.882	175,354.45	10.92	1.43	0.26	2.35	1.89
6.501 - 7.000	17.36	598	6.395	158,549.38	14.9	2.17	0.29	2.06	1.43
7.001 - 7.500	12.53	589	6.865	152,667.75	11.09	1.31	0.13	0.61	1.3
7.501 - 8.000	15.27	572	7.366	133,490.51	14.17	0.99	0.12	0.38	0.81
8.001 - 8.500	7.03	560	7.842	116,742.31	6.6	0.39	0.04	0.03	0.13
8.501 - 9.000	8.08	552	8.364	116,231.65	7.73	0.22	0.13	0	0.14
9.001 - 9.500	3.48	549	8.875	105,386.94	3.37	0.1	0.02	0	0.08
9.501 - 10.000	3.23	545	9.366	99,324.21	3.1	0.12	0.01	0	0
10.001 - 10.500	1.37	544	9.893	89,280.86	1.34	0.04	0	0	0.02
10.501 - 11.000	0.77	539	10.41	74,328.73	0.76	0.01	0	0	0
11.001 - 11.500	0.34	537	10.923	74,380.98	0.33	0.01	0	0	0
11.501 - 12.000	0.16	542	11.369	72,794.36	0.16	0	0	0	0
12.001 - 12.500	0.02	626	11.8	159,912.94	0.02	0	0	0	0
Total:	100	589	6.899	144,022.51	90.95	7.73	1.31	8.77	7.06

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